CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – ARM Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 34.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	3,475
Total Outstanding Loan Balance	$669,681,530*	Min	Max
Average Loan Current Balance	$192,714	$21,565	$937,384
Weighted Average Original LTV	79.9%
Weighted Average Coupon	7.18%	4.89%	14.19%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	5.56%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	619
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	0.0%
% of Loans with Mortgage Insurance	0.0%

*

Adjustable rate loans will compromise approximately [$691,100,000] of the total [$800,000,100] in collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.89 - 5.00	4	1,150,397	0.2	4.95	67.8	654
5.01 - 5.50	44	12,393,309	1.9	5.39	74.2	668
5.51 - 6.00	240	64,417,102	9.6	5.83	76.0	649
6.01 - 6.50	440	109,858,713	16.4	6.34	77.9	639
6.51 - 7.00	720	159,255,872	23.8	6.82	80.4	631
7.01 - 7.50	604	115,781,940	17.3	7.29	81.2	619
7.51 - 8.00	570	95,424,150	14.2	7.79	83.1	605
8.01 - 8.50	287	45,343,253	6.8	8.29	81.4	586
8.51 - 9.00	243	31,383,950	4.7	8.77	80.8	570
9.01 - 9.50	126	16,094,034	2.4	9.27	79.1	560
9.51 - 10.00	94	9,721,565	1.5	9.79	76.9	544
10.01 - 10.50	52	4,680,198	0.7	10.28	80.7	543
10.51 - 11.00	27	2,399,401	0.4	10.74	77.0	543
11.01 - 11.50	12	813,783	0.1	11.32	75.5	529
11.51 - 12.00	6	340,842	0.1	11.66	73.5	530
12.01 - 12.50	5	577,920	0.1	12.14	69.1	528
13.01 - 14.19	1	45,100	0.0	14.19	60.0	636
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
486 - 500	9	919,320	0.1	9.41	70.7	497
501 - 525	187	25,519,699	3.8	8.82	71.3	515
526 - 550	293	44,510,085	6.6	8.29	73.6	539
551 - 575	446	72,998,673	10.9	7.54	77.4	565
576 - 600	561	100,138,419	15.0	7.27	79.3	588
601 - 625	671	132,789,819	19.8	7.15	82.3	613
626 - 650	567	120,370,684	18.0	6.89	81.0	638
651 - 675	362	82,079,856	12.3	6.74	82.1	662
676 - 700	172	41,930,438	6.3	6.63	82.1	686
701 - 725	89	20,703,990	3.1	6.55	80.0	711
726 - 750	67	15,455,064	2.3	6.62	81.8	736
751 - 775	32	8,043,562	1.2	6.50	81.6	760
776 - 800	15	3,692,484	0.6	6.50	79.5	786
801 - 813	4	529,438	0.1	6.57	86.3	803
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
21,565 - 50,000	118	4,789,280	0.7	8.97	77.3	579
50,001 - 100,000	730	54,979,027	8.2	8.04	79.7	598
100,001 - 150,000	801	99,195,826	14.8	7.54	79.4	607
150,001 - 200,000	573	100,358,389	15.0	7.24	79.0	611
200,001 - 250,000	378	84,583,204	12.6	7.08	79.4	616
250,001 - 300,000	274	74,838,010	11.2	6.94	79.8	619
300,001 - 350,000	195	62,905,359	9.4	7.07	80.3	624
350,001 - 400,000	129	48,511,934	7.2	7.08	80.9	629
400,001 - 450,000	92	39,018,144	5.8	6.80	82.0	639
450,001 - 500,000	79	37,699,548	5.6	6.88	81.0	631
500,001 - 550,000	43	22,556,050	3.4	6.79	82.1	632
550,001 - 600,000	25	14,505,933	2.2	6.45	79.7	644
600,001 - 650,000	19	11,838,718	1.8	6.72	80.9	644
650,001 - 700,000	8	5,410,283	0.8	6.38	81.8	654
700,001 - 750,000	7	5,066,979	0.8	6.88	77.4	646
750,001 - 800,000	1	792,000	0.1	6.75	80.0	707
800,001 - 850,000	1	810,000	0.1	5.88	67.5	633
850,001 - 900,000	1	885,462	0.1	7.38	63.4	648
900,001 - 937,384	1	937,384	0.1	6.50	75.0	711
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
17.70 - 50.00	101	14,259,348	2.1	7.01	42.0	588
50.01 - 55.00	47	7,944,721	1.2	7.05	52.7	590
55.01 - 60.00	65	12,270,321	1.8	7.06	58.2	590
60.01 - 65.00	132	24,604,017	3.7	7.26	63.2	587
65.01 - 70.00	257	44,782,985	6.7	7.15	68.8	593
70.01 - 75.00	286	57,792,791	8.6	7.05	74.2	606
75.01 - 80.00	1,349	271,044,375	40.5	7.03	79.8	631
80.01 - 85.00	350	69,499,717	10.4	7.42	84.5	601
85.01 - 90.00	585	116,714,706	17.4	7.31	89.6	621
90.01 - 95.00	160	29,220,172	4.4	7.38	94.7	649
95.01 - 100.00	143	21,548,376	3.2	7.90	99.8	639
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	898	167,019,598	24.9	7.49	79.3	615
0.50	5	968,518	0.1	7.38	82.8	601
1.00	111	32,011,587	4.8	6.98	78.7	638
2.00	2,181	413,346,819	61.7	7.09	80.3	617
3.00	278	56,223,295	8.4	7.06	79.7	633
5.00	2	111,714	0.0	10.58	75.7	623
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,631	475,637,707	71.0	7.12	80.6	614
Reduced	275	65,583,263	9.8	7.08	80.3	635
No Income/ No Asset	4	931,826	0.1	7.50	70.7	695
Stated Income / Stated Assets	565	127,528,734	19.0	7.47	77.1	630
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,245	633,542,838	94.6	7.16	80.0	618
Second Home	13	2,084,541	0.3	7.16	82.2	642
Investor	217	34,054,151	5.1	7.61	77.6	639
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	496	163,460,258	24.4	6.69	77.4	634
Florida	370	72,534,642	10.8	7.31	79.8	616
Maryland	154	35,028,337	5.2	7.07	78.4	603
Illinois	174	32,364,041	4.8	7.21	83.4	616
Arizona	143	29,775,744	4.4	7.27	79.4	613
New Jersey	120	29,116,026	4.3	7.32	76.1	608
New York	99	28,546,348	4.3	7.16	78.5	627
Virginia	129	27,426,766	4.1	7.21	79.4	609
Texas	194	20,782,807	3.1	7.97	79.7	603
Wisconsin	150	19,448,215	2.9	7.70	83.3	612
Georgia	122	18,885,185	2.8	7.62	82.7	622
Michigan	134	16,666,888	2.5	7.55	83.5	614
Nevada	63	15,319,294	2.3	7.11	81.4	633
Washington	62	13,509,587	2.0	6.82	82.0	632
Ohio	121	12,838,547	1.9	7.57	83.6	612
Other	944	133,978,844	20.0	7.37	81.9	612
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,173	222,469,893	33.2	7.14	83.4	643
Refinance - Rate Term	174	25,419,880	3.8	7.59	81.5	604
Refinance - Cashout	2,128	421,791,757	63.0	7.18	78.0	607
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	9	1,702,763	0.3	6.64	75.2	633
Arm 2/28	2,987	564,404,087	84.3	7.21	80.2	617
Arm 2/28 - Balloon 40/30	101	24,082,666	3.6	6.95	76.8	612
Arm 2/28 - Dual 40/30	32	10,034,715	1.5	6.73	75.0	613
Arm 3/27	193	34,375,169	5.1	7.19	81.2	629
Arm 3/27 - Balloon 40/30	3	859,685	0.1	7.17	80.0	638
Arm 5/25	133	30,033,801	4.5	7.02	78.5	646
Arm 5/25 - Balloon 40/30	14	3,522,414	0.5	7.19	75.0	633
Arm 6 Month	3	666,230	0.1	6.68	73.2	595
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,996	562,782,540	84.0	7.20	80.0	617
PUD	151	36,718,723	5.5	6.96	81.1	631
2 Family	138	32,312,225	4.8	7.11	78.2	632
Condo	163	31,215,741	4.7	7.13	80.7	628
3-4 Family	25	6,538,678	1.0	7.19	74.4	635
Manufactured Housing	2	113,623	0.0	10.91	75.7	584
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 - 4.00	326	74,186,773	11.1	6.25	76.6	638
4.01 - 4.50	313	64,369,757	9.6	6.74	82.8	620
4.51 - 5.00	269	51,969,616	7.8	7.03	84.5	616
5.01 - 5.50	843	154,408,250	23.1	7.28	80.7	625
5.51 - 6.00	610	135,390,237	20.2	7.00	79.3	624
6.01 - 6.50	399	65,790,440	9.8	7.54	77.4	610
6.51 - 7.00	422	83,028,888	12.4	7.68	78.3	605
7.01 - 7.50	142	20,953,493	3.1	8.00	80.7	596
7.51 - 8.00	97	12,184,432	1.8	8.55	82.3	582
8.01 - 8.50	38	4,969,949	0.7	9.13	83.4	583
8.51 - 9.00	16	2,429,696	0.4	9.33	83.9	554
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	7	811,994	0.1	7.72	73.3	579
4 - 6	4	229,584	0.0	10.02	74.0	624
7 - 9	6	1,005,310	0.2	7.24	77.9	586
10 - 12	7	1,130,717	0.2	6.56	72.7	646
13 - 15	3	307,341	0.0	7.99	79.3	602
16 - 18	61	11,234,309	1.7	7.20	79.8	594
19 - 21	754	161,173,978	24.1	7.12	79.1	614
22 - 24	2,293	425,178,024	63.5	7.21	80.3	618
28 - 30	3	893,376	0.1	7.63	89.5	648
31 - 33	46	9,310,812	1.4	6.94	81.4	645
34 - 36	144	24,849,868	3.7	7.24	80.8	623
37 >=	147	33,556,216	5.0	7.03	78.1	645
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	101	28,589,377	4.3	5.85	77.1	675
11.51 - 12.00	200	48,893,473	7.3	6.02	77.3	649
12.01 - 12.50	385	90,260,369	13.5	6.39	78.3	637
12.51 - 13.00	696	149,118,685	22.3	6.75	79.7	629
13.01 - 13.50	589	115,838,073	17.3	7.13	80.2	621
13.51 - 14.00	561	101,652,196	15.2	7.59	83.0	609
14.01 - 14.50	319	56,165,471	8.4	8.02	80.9	592
14.51 - 15.00	269	37,689,302	5.6	8.46	81.0	584
15.01 - 15.50	129	17,294,057	2.6	9.06	79.7	563
15.51 - 16.00	106	12,098,771	1.8	9.48	77.3	553
16.01 - 16.50	62	7,166,731	1.1	9.89	81.6	555
16.51 - 17.00	33	3,047,762	0.5	10.51	76.1	543
17.01 - 17.50	10	655,938	0.1	11.13	74.7	529
17.51 - 18.00	3	179,002	0.0	11.64	81.8	530
18.01 - 21.19	12	1,032,325	0.2	11.96	70.2	532
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 - 4.50	1	65,790	0.0	7.20	57.4	603
4.51 - 5.50	58	15,508,612	2.3	5.51	74.3	662
5.51 - 6.00	253	67,247,899	10.0	5.89	76.2	648
6.01 - 6.50	441	110,964,523	16.6	6.36	77.8	639
6.51 - 7.00	721	158,812,377	23.7	6.84	80.4	630
7.01 - 7.50	598	113,852,377	17.0	7.30	81.3	618
7.51 - 8.00	567	93,982,733	14.0	7.79	83.2	605
8.01 - 8.50	281	44,568,111	6.7	8.30	81.4	585
8.51 - 9.00	237	30,893,757	4.6	8.77	80.8	570
9.01 - 9.50	123	15,911,533	2.4	9.27	79.1	559
9.51 - 10.00	93	9,191,575	1.4	9.79	76.4	545
10.01 - 10.50	51	4,505,198	0.7	10.28	80.0	540
10.51 - 11.00	27	2,399,401	0.4	10.74	77.0	543
11.01 - 11.50	12	813,783	0.1	11.32	75.5	529
11.51 - 12.00	6	340,842	0.1	11.66	73.5	530
12.01 - 12.50	5	577,920	0.1	12.14	69.1	528
12.51 - 14.19	1	45,100	0.0	14.19	60.0	636
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	52	14,437,043	2.2	6.95	80.3	638
2.00	789	152,922,377	22.8	7.49	76.7	611
3.00	2,489	469,773,828	70.1	7.10	81.1	619
5.00	145	32,548,282	4.9	7.06	78.1	643
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,063	559,695,642	83.6	7.22	80.3	618
1.50	132	30,692,393	4.6	7.21	80.7	622
2.00	280	79,293,495	11.8	6.88	76.9	623
Total:	3,475	669,681,530	100.0	7.18	79.9	619

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,653	441,447,626	65.9	7.39	79.5	603
24	21	6,895,553	1.0	6.98	82.0	645
36	5	1,997,500	0.3	6.52	85.5	651
60	738	204,772,019	30.6	6.77	80.5	649
120	58	14,568,832	2.2	6.71	81.4	672
Total:	3,475	669,681,530	100.0	7.18	79.9	619